Securities Lending	12 Months Ended
Dec. 31, 2017
Brokers and Dealers [Abstract]
Securities Lending
Securities Lending
The Account may lend securities to qualified borrowers to earn additional income.  The Account receives cash collateral against the loaned securities and maintains cash collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Account the next business day. Cash collateral received by the Account is invested exclusively in an interest-bearing deposit account.  The value of the loaned securities and the liability to return the cash collateral received are reflected in the Account's Consolidated Statements of Assets and Liabilities.  As of December 31, 2017, securities lending transactions are for real-estate related equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Account consists of interest earned on cash collateral and lending fees, net of any rebates to the borrower and compensation to the agent. Such income is reflected within interest income on the Account's Consolidated Statements of Operations.  In lending its securities, the Account bears the market risk with respect to the investment of collateral and the risk that the agent may default on its contractual obligations to the Account. The agent bears the risk that the borrower may default on its obligation to return the loaned securities as the agent is contractually obligated to indemnify the Account if at the time of a default by a borrower some or all of the loan securities have not been returned.